EXHIBIT 99.1

Rovi Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050
ROVI CORPORATION REPORTS FIRST QUARTER 2014 FINANCIAL RESULTS

Completes Sale of DivX and MainConcept Businesses

SANTA CLARA, Calif. (Business Wire) - April 30, 2014-Rovi Corporation (NASDAQ: ROVI) today reported financial results for the first quarter ended March 31, 2014. As part of Rovi’s continued focus on its core operations, the Company completed the sale of the DivX and MainConcept businesses on March 31, 2014 and both are accounted for as discontinued operations for all periods presented.

The Company reported first quarter revenue of $142.5 million, an increase of 7.3% compared to $132.8 million in the first quarter of 2013.  First quarter 2014 GAAP Income from continuing operations, net of tax, was $1.7 million, compared to a net loss of $0.9 million for the first quarter of 2013. First quarter Income Per Common Share from Continuing Operations was $0.02, compared to $0.01 Loss Per Common Share in the first quarter of 2013. After taking into consideration discontinued operations, the Company reported a first quarter GAAP net loss of $54.3 million, compared to a $25.7 million loss for the same quarter of 2013. First quarter Loss Per Common Share was $0.57, compared to a loss of $0.26 in the first quarter of 2013. The year-over-year increase in revenue was attributable to growth in the Service Provider vertical along with an Analog Content Protection perpetual license in the Other sales vertical, partially offset by no comparable catch-up revenues from previously out of contract Consumer Electronics (CE) manufactures in the CE vertical.

On a non-GAAP basis, first quarter Adjusted Pro Forma Income was $42.1 million, compared to $36.9 million in the first quarter of 2013, and first quarter Adjusted Pro Forma Income Per Common Share was $0.45, compared to $0.37 Per Common Share in the first quarter of 2013.

Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share from Continuing Operations are defined below in the section entitled “Non-GAAP or Adjusted Pro Forma Information.”  Reconciliations between GAAP and Adjusted Pro Forma results from operations are provided in the tables below.

“In the first quarter, Rovi delivered solid top line results and made significant progress in continuing our strategic transformation,” said Tom Carson, President and CEO of Rovi. “With the sale of DivX and MainConcept, we are now fully aligned around our discovery business, which includes guides, search and recommendation, in-guide advertising, analytics and metadata. We now have a dedicated focus on execution around these core competencies to drive revenue growth. We are also excited about our recent acquisition of Veveo - a leading provider of contextual and personalized search and recommendations tools - which has already begun to benefit our discovery products. As we move forward in 2014, we are confident in our strategy to drive growth through continued focus on product development and operational efficiency.”

The Company repurchased 5.0 million shares of its stock for $123.1 million in the first quarter. After taking into account the first quarter stock repurchases, the Company had approximately $51.9 million remaining under its prior stock repurchase authorization. In April, 2014, Rovi’s Board of Directors increased the Company’s stock repurchase authorization to $200 million. Additionally, the Company elected to make a discretionary debt pre-payment of $50 million in the first quarter. This payment approximates the proceeds from the sale of DivX and MainConcept less transaction costs.

Business Outlook

Rovi now anticipates fiscal year 2014 revenue of between $520 million and $550 million, and, after adjusting expectations for the Veveo acquisition, fiscal year 2014 Adjusted Pro Forma Income Per Common Share of $1.50 - $1.80.

Conference Call Information

Rovi management will host a conference call today, April 30, 2014, at 2:00 p.m. PT/5:00 p.m. ET to discuss the financial results. Investors and analysts interested in participating in the conference are welcome to call 1-866-621-1214 (or international +1-706-643-4013) and reference the conference ID 24716993. The conference call can also be accessed via live webcast in the Investor Relations section of Rovi's website at http://www.rovicorp.com/.

A telephonic replay of the conference call will be available through May 2, 2014 and can be accessed by calling 1-800-585-8367 (or international +1-404-537-3406) and entering access code 24716993#. A replay of the audio webcast will be available on Rovi Corporation's website

Non-GAAP or Adjusted Pro Forma Information

Rovi Corporation provides non-GAAP Adjusted Pro Forma information. References to Adjusted Pro Forma information are references to non-GAAP pro forma measures. The Company provides Adjusted Pro Forma information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share are supplemental measures of the Company's performance that are not required by, and are not presented in accordance with GAAP. Adjusted Pro Forma information is not a substitute for any performance measure derived in accordance with GAAP.

Adjusted Pro Forma Income is defined as GAAP income (loss) from continuing operations, net of tax, adding back non-cash items such as equity-based compensation, amortization of intangibles, amortization or write-off of note issuance costs, non-cash interest expense recorded on convertible debt under Accounting Standards Codification (“ASC”) 470-20 (formerly known as FSP APB 14-1), mark-to-market fair value adjustments for interest rate swaps, caps and foreign currency collars and the reversals of discrete tax items including reserves; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as transaction, transition and integration costs, restructuring and asset impairment charges, payments to note holders and for expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments. While depreciation expense is a non-cash item, it is included in Adjusted Pro Forma Income as a reasonable proxy for capital expenditures.

Adjusted Pro Forma Income Per Common Share is calculated using Adjusted Pro Forma Income.

The Company's management has evaluated and made operating decisions about its business operations primarily based upon Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share. Management uses Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share as measures as they exclude items management does not consider to be “core costs” or “core proceeds” when making business decisions. Therefore, management presents these Adjusted Pro Forma financial measures along with GAAP measures.  For each such Adjusted Pro Forma financial measure, the adjustment provides management with information about the Company's underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Rovi Corporation does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company's operating expenses. Management also excludes the effect of restructuring and asset impairment charges, expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments.  Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Rovi Corporation.  Management excludes non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps, caps, foreign currency collars, and the reversals of discrete tax items including reserves as they are non-cash items and not considered “core costs” or meaningful when management evaluates the Company's operating expenses.  Management reclassifies the current period benefit or cost of the interest rate swaps from gain or loss on interest rate swaps and caps, net to interest expense in order for interest expense to reflect the swap rates, as these instruments were entered into to control the interest rate the Company effectively pays on its debt.

Management is using these Adjusted Pro Forma measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin.  Further, Adjusted Pro Forma financial information helps management track actual performance relative to financial targets.  Making Adjusted Pro Forma financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company's performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of Adjusted Pro Forma measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the Adjusted Pro Forma financial information.  Because other companies, including companies similar to Rovi Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its Adjusted Pro Forma measures, these Non-GAAP measures may have limited usefulness in comparing companies.  Management believes, however, that providing Adjusted Pro Forma financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company's financial performance over time. The Company provides Adjusted Pro Forma financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company's core operating performance in the same way that management does. Reconciliations between historical and Adjusted Pro Forma results of operations are provided in the tables below.

About Rovi Corporation

Rovi is leading the way to a more personalized entertainment experience. The Company’s pioneering guides, data, and recommendations continue to drive program search and navigation on millions of devices on a global basis. With a new generation of cloud-based discovery capabilities and emerging solutions for interactive advertising and audience analytics, Rovi is enabling premier brands worldwide to increase their reach, drive consumer satisfaction and create a better entertainment experience across multiple screens. Rovi holds over 5,000 issued or pending patents worldwide and is headquartered in Santa Clara, California. Discover more about Rovi at Rovicorp.com.

Forward Looking Statements

All statements contained herein, including the quotations attributed to Mr. Carson, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or similar words that describe the Company's or its management's future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company's estimates of future revenues and earnings, business strategies, anticipated contract signings, and stock repurchases.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the Company's ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company's technologies and integrated solutions. Such factors are further addressed in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2014 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Investor Contacts

Peter Halt
Rovi Corporation
+1 (818) 295-6800

Lori Barker
Rovi Corporation
+1 (408) 764-5309

ROVI BUSINESS AND OPERATING HIGHLIGHTS:

Discovery:

•	Approximately 175 million licensed households worldwide; 126 million excluding pre-paid licensees

•	Renewed set-top box guide product agreements for 43 cable operators in North and South America

•	Early renewal and expansion of territories with Panasonic for IP licensing and products

•	Renewed IP licensing agreement with Arris, a major set-top box manufacturer, for set-top box and expanded the agreement to cover second screen applications

•	New video on demand IP licensing agreements in Japan with NTT DoCoMo and KDDI

•	Renewed CE IP license with Funai for the North American TV market

•	Renewed IP licensing agreement with Alticast, a leading Korean middleware provider

•	Entered into an IP license agreement with Fetch TV, a provider of a device based Internet Protocol television service in conjunction with various Australian Internet Service Providers

•	Released xD upgrade, making xD available on Android and iPhone platforms

Data:

•	Began analytics pilot programs for promotional optimization with two major broadcasters

•	Added data coverage in five countries; now providing metadata in 60 countries

Advertising:

•	Expanded in guide advertising footprint with addition of advertising in Verizon FiOS guides

Other:

•	Signed perpetual license for Analog Copy Protection technology with a major set-top box provider

Acquisitions and Divestitures:

•	Completed sale of the DivX and MainConcept businesses

•	Acquired Veveo, Inc., a leading provider of contextual and personalized search and recommendation tool

ROVI CORPORATION
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended
	March 31,
	2014	2013
Revenues	$142,450	$132,769
Costs and expenses:
Cost of revenues	31,186	28,571
Research and development	25,557	27,644
Selling, general and administrative	36,220	37,667
Depreciation	4,401	4,231
Amortization of intangible assets	18,690	18,655
Restructuring and asset impairment charges	2,177	614
Total costs and expenses	118,231	117,382
Operating income from continuing operations	24,219	15,387
Interest expense	(13,563)	(16,161)
Interest income and other, net	238	629
Debt modification expense	—	(304)
Loss on interest rate swaps and caps, net	(2,635)	(1,044)
Income (loss) from continuing operations before income taxes	8,259	(1,493)
Income tax expense (benefit)	6,576	(561)
Income (loss) from continuing operations, net of tax	1,683	(932)
Discontinued operations, net of tax	(55,948)	(24,801)
Net loss	$(54,265)	$(25,733)
Basic earnings per share:
Basic income (loss) per share from continuing operations	$0.02	$(0.01)
Basic loss per share from discontinued operations	(0.60)	(0.25)
Basic net loss per share	$(0.58)	$(0.26)
Shares used in computing basic net earnings per share	93,487	100,565
Diluted earnings per share:
Diluted income (loss) per share from continuing operations	$0.02	$(0.01)
Diluted loss per share from discontinued operations	(0.59)	(0.25)
Diluted net loss per share	$(0.57)	$(0.26)
Shares used in computing diluted net earnings per share	94,436	100,565

See notes to the GAAP Consolidated Financial Statements in our Form 10-Q.

ROVI CORPORATION
GAAP CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)

	March 31, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$149,520	$156,487
Short-term investments	274,933	365,976
Trade accounts receivable, net	98,700	104,386
Taxes receivable	637	1,907
Deferred tax assets, net	2,720	18,621
Prepaid expenses and other current assets	18,666	14,936
Assets held for sale	—	106,688
Total current assets	545,176	769,001
Long-term marketable investment securities	102,905	118,658
Property and equipment, net	34,943	33,350
Finite-lived intangible assets, net	489,057	478,229
Other assets	16,302	16,907
Goodwill	1,336,881	1,298,448
Total assets	$2,525,264	$2,714,593

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$93,446	$94,560
Deferred revenue	20,742	9,848
Current portion of long-term debt	278,560	—
Liabilities held for sale	—	5,513
Total current liabilities	392,748	109,921
Taxes payable, less current portion	9,832	44,038
Long-term debt, less current portion	861,605	1,186,564
Deferred revenue, less current portion	21,724	4,641
Long-term deferred tax liabilities, net	62,232	41,379
Other non current liabilities	20,070	14,834
Total liabilities	1,368,211	1,401,377
Stockholders’ equity:
Common stock	128	128
Treasury stock	(939,833)	(816,694)
Additional paid-in capital	2,300,148	2,279,196
Accumulated other comprehensive loss	(3,710)	(3,999)
Retained deficit	(199,680)	(145,415)
Total stockholders’ equity	1,157,053	1,313,216
Total liabilities and stockholders’ equity	$2,525,264	$2,714,593

See notes to the GAAP Consolidated Financial Statements in our Form 10-Q.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended			Three Months Ended
	March 31, 2014			March 31, 2013
			Adjusted			Adjusted
	GAAP	Adjustments	Pro Forma	GAAP	Adjustments	Pro Forma
Revenues:
Service providers	$98,035	$—	$98,035	$87,598	$—	$87,598
CE	29,540	—	29,540	38,466	—	38,466
Other	14,875	—	14,875	6,705	—	6,705
Total revenues	142,450	—	142,450	132,769	—	132,769

Costs and expenses:
Cost of revenues (1)	31,186	(1,324)	29,862	28,571	(1,312)	27,259
Research and development (2)	25,557	(2,223)	23,334	27,644	(5,269)	22,375
Selling, general and administrative (3)	36,220	(7,262)	28,958	37,667	(8,873)	28,794
Depreciation (4)	4,401	—	4,401	4,231	—	4,231
Amortization of intangible assets	18,690	(18,690)	—	18,655	(18,655)	—
Restructuring and asset impairment charges	2,177	(2,177)	—	614	(614)	—
Total costs and expenses	118,231	(31,676)	86,555	117,382	(34,723)	82,659
Operating income from continuing operations	24,219	31,676	55,895	15,387	34,723	50,110
Interest expense (5)	(13,563)	4,232	(9,331)	(16,161)	5,984	(10,177)
Interest income and other, net	238	—	238	629	—	629
Debt modification expense	—	—	—	(304)	304	—
Loss on interest rate swaps and caps, net (6)	(2,635)	2,635	—	(1,044)	1,044	—
Income (loss) from continuing operations before income taxes	8,259	38,543	46,802	(1,493)	42,055	40,562
Income tax expense (benefit) (7)	6,576	(1,849)	4,727	(561)	4,213	3,652
Income (loss) from continuing operations, net of tax	$1,683	$40,392	$42,075	$(932)	$37,842	$36,910

Diluted income (loss) per share from continuing operations	$0.02		$0.45	$(0.01)		$0.37
Shares used in computing diluted net earnings per share (8)	94,436		94,436	100,565	312	100,877

(1) Adjustments to cost of revenues consist of the following:
		March 31, 2014	March 31, 2013
Equity based compensation		$1,324	$1,017
Transition and integration costs		—	295
Total adjustment		$1,324	$1,312
(2) Adjustments to research and development consist of the following:
		March 31, 2014	March 31, 2013
Equity based compensation		$2,213	$4,536
Transition and integration costs		10	733
Total adjustment		$2,223	$5,269
(3) Adjustments to selling, general and administrative consist of the following:
		March 31, 2014	March 31, 2013
Equity based compensation		$6,638	$8,462
Transaction, transition and integration costs		624	411
Total adjustment		$7,262	$8,873
(4) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(5) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclassifies the current period benefit from the interest rate swap to interest expense.

(6) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(7) Adjusts tax expense to the adjusted pro forma cash tax rate.
(8) For the 2013 period, since the adjustments resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended			Three Months Ended
	June 30, 2013			September 30, 2013
			Adjusted			Adjusted
	GAAP	Adjustments	Pro Forma	GAAP	Adjustments	Pro Forma
Revenues:
Service providers	$92,845	$—	$92,845	$91,872	$—	$91,872
CE	26,058	—	26,058	26,521	—	26,521
Other	10,248	—	10,248	5,085	—	5,085
Total revenues	129,151	—	129,151	123,478	—	123,478

Costs and expenses:
Cost of revenues (1)	19,754	(982)	18,772	21,151	(843)	20,308
Research and development (2)	29,555	(5,592)	23,963	26,787	(3,354)	23,433
Selling, general and administrative (3)	38,175	(9,812)	28,363	36,644	(8,296)	28,348
Depreciation (4)	4,045	—	4,045	4,007	—	4,007
Amortization of intangible assets	18,781	(18,781)	—	18,673	(18,673)	—
Restructuring and asset impairment charges	1,319	(1,319)	—	5,705	(5,705)	—
Total costs and expenses	111,629	(36,486)	75,143	112,967	(36,871)	76,096
Operating income from continuing operations	17,522	36,486	54,008	10,511	36,871	47,382
Interest expense (5)	(15,023)	5,704	(9,319)	(15,102)	5,118	(9,984)
Interest income and other, net	1,059	—	1,059	653	—	653
Debt modification expense	(1,047)	1,047	—	—	—	—
Gain (loss) on interest rate swaps and caps, net (6)	7,489	(7,489)	—	(4,206)	4,206	—
Loss on debt redemption	(2,761)	2,761	—	—	—	—
Income (loss) from continuing operations before income taxes	7,239	38,509	45,748	(8,144)	46,195	38,051
Income tax expense (benefit) (7)	1,553	2,564	4,117	(14,175)	18,593	4,418
Income from continuing operations, net of tax	$5,686	$35,945	$41,631	$6,031	$27,602	$33,633

Diluted income per share from continuing operations	$0.06		$0.42	$0.06		$0.34
Shares used in computing diluted net earnings per share	99,334		99,334	98,434		98,434

(1) Adjustments to cost of revenues consist of the following:
		June 30, 2013	September 30, 2013
Equity based compensation		$926	$843
Transition and integration costs		56	—
Total adjustment		$982	$843
(2) Adjustments to research and development consist of the following:
		June 30, 2013	September 30, 2013
Equity based compensation		$5,546	$3,354
Transition and integration costs		46	—
Total adjustment		$5,592	$3,354
(3) Adjustments to selling, general and administrative consist of the following:
		June 30, 2013	September 30, 2013
Equity based compensation		$9,193	$8,296
Transition and integration costs		619	—
Total adjustment		$9,812	$8,296
(4) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(5) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclassifies the current period benefit from the interest rate swap to interest expense.

(6) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(7) Adjusts tax expense to the adjusted pro forma cash tax rate.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended
	December 31, 2013
			Adjusted
	GAAP	Adjustments	Pro Forma
Revenues:
Service providers	$107,067	$—	$107,067
CE	37,110	—	37,110
Other	7,815	—	7,815
Total revenues	151,992	—	151,992

Costs and expenses:
Cost of revenues (1)	23,185	(728)	22,457
Research and development (2)	27,340	(4,316)	23,024
Selling, general and administrative (3)	38,758	(7,444)	31,314
Depreciation (4)	4,492	—	4,492
Amortization of intangible assets	18,304	(18,304)	—
Total costs and expenses	112,079	(30,792)	81,287
Operating income from continuing operations	39,913	30,792	70,705
Interest expense (5)	(15,733)	5,715	(10,018)
Interest income and other, net	434	—	434
Gain on interest rate swaps and caps, net (6)	659	(659)	—
Income from continuing operations before income taxes	25,273	35,848	61,121
Income tax expense (7)	14,723	(8,733)	5,990
Income from continuing operations, net of tax	$10,550	$44,581	$55,131

Diluted income per share from continuing operations	$0.11		$0.56
Shares used in computing diluted net earnings per share	97,772		97,772

(1) Adjustments to cost of revenues consist of $0.7 million of equity based compensation.
(2) Adjustments to research and development consist of $4.3 million of equity based compensation.
(3) Adjustments to selling, general and administrative consist of $7.4 million of equity based compensation.
(4) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(5) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclassifies the current period benefit from the interest rate swap to interest expense.

(6) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(7) Adjusts tax expense to the adjusted pro forma cash tax rate.